UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019

Instructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2019, the Compensation Committee of the Board of Directors of Instructure, Inc. met and determined the bonus amounts earned by the executive officers of Instructure, Inc. in 2018 pursuant to the bonus structure for 2018 performance, and determined to pay the bonus amounts in the form of restricted stock units (“RSUs”) instead of cash, setting the value of the RSUs at 125% of the amount of cash bonus earned.  The RSUs vest 50% on March 1, 2019, and 50% on September 1, 2019.  The bonus amounts, and the number of shares subject to the RSU grants in lieu of paying the bonuses in cash, to the following executive officers were as follows:

Name	Position	Bonus Amount Earned	Number of Shares Subject to RSU Grant
Daniel Goldsmith	Chief Executive Officer	$263,853	8,620
Steven B. Kaminsky	Chief Financial Officer	$164,994	5,391
Matthew A. Kaminer	Senior Vice President and General Counsel	$99,305	3,244

In addition, on January 23, 2019, the Compensation Committee determined to discontinue its compensation practice of establishing an annual cash bonus program and granting annual equity grants each year for executive officers.  As a result, Instructure does not expect to pay annual cash bonuses or make annual refresh equity grants to its executive officers for fiscal years 2019 through 2022.  In lieu thereof, the Compensation Committee granted to each of the Instructure executive officers a multi-year RSU grant that vests quarterly over four years.  The multi-year RSU grants to the following executive officers were for the numbers of shares of Instructure common stock as follows:

Name	Position	Number of Shares
Daniel Goldsmith	Chief Executive Officer	415,473
Steven B. Kaminsky	Chief Financial Officer	193,335
Matthew A. Kaminer	Senior Vice President and General Counsel	111,631

Further, on January 23, 2019, the Compensation Committee determined to allow all Instructure employees the option to receive an RSU in lieu of 20% of their base salary, vesting quarterly over one year, which the executive officers listed above opted to do.  The RSU grants to the following executive officers in lieu of 20% of their base salaries were for the numbers of shares of Instructure common stock as follows:

Name	Position	Number of Shares
Daniel Goldsmith	Chief Executive Officer	2,473
Steven B. Kaminsky	Chief Financial Officer	1,898
Matthew A. Kaminer	Senior Vice President and General Counsel	1,730

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2019

_/s/ Matthew A. Kaminer________________

Matthew A. Kaminer

Senior Vice President, General Counsel and

Secretary